EXHIBIT 10.10

                          AMENDMENT TO AGREEMENT

     AMENDMENT, dated as of September 23, 1994 between Lomas Financial Corporation, a Delaware corporation (the "Company"), and each of the entities and individuals listed under the heading "The Cold Spring Group" on the signature pages hereof (such entities and individuals being referred to collectively herein as the "Cold Spring Group").

                                 RECITALS

     WHEREAS, the Company and the Cold Spring Group have entered into that certain Agreement, dated as of August 3, 1993 (the "Agreement"); and

     WHEREAS, the Company and the Cold Spring Group desire to amend the Agreement.

     In consideration of the mutual agreements and promises made in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which the parties acknowledge, the parties hereto agree as follows:

     1. Certain Definitions. Unless otherwise specified herein, all terms used herein have the meanings given thereto in the Agreement, and all references to "Sections" are references to sections of the Agreement.

     2. Amendments. Effective as of the date hereof, the Agreement shall be modified and amended as follows:

     (a) Section 3 of the Agreement is amended to read in its entirety as follows:

               3. The Company hereby agrees (i) to file its preliminary proxy statement and other material for the 1993 Meeting with the Securities and Exchange Commission (the "SEC") no later than September 7, 1993, and (ii) to use its best efforts to hold the 1993 Meeting no later than November 30, 1993; provided, however, that the parties hereto recognize and accept that the proxy statement to be filed with the SEC regarding the solicitation of proxies for the 1993 Meeting will be subject to the SEC's review processes and the proxy statement or the 1993 Meeting could also be subject to other SEC action or a court action or other proceeding instituted by a third party, any of which events could result in a delay of the 1993 Meeting beyond November 30, 1993 (in which event the Company will hold the 1993 Meeting as soon as possible thereafter). Except in order to fill vacancies on the Board in a manner consistent with Section 8 of this Agreement, directors of the Company will only be elected at Annual Meetings of stockholders to be held (i) on November 1, 1994 (the "1994 Meeting") (provided, however, that the parties hereto recognize and accept that the proxy statement or the 1994 Meeting could be subject to SEC action or a court action or other proceeding instituted by a third party, any of which events could result in a delay of the 1994 Meeting beyond November 1, 1994 (in which event the Company will hold the 1994 Meeting as soon as possible thereafter)), and (ii) thereafter, no earlier than 12 months from the prior such Annual Meeting.

     (b) Section 6 of the Agreement is amended to read in its entirety as follows:

               6. If the Designees (as defined in Section 8 hereof) and any of their successors pursuant to Section 8 continue to serve on the Board pursuant to this Agreement at the time of the 1994 Meeting, then, at the 1994 Meeting, (i) the total number of directors serving on the Board shall be decreased from seventeen (17) to ten
          (10), (ii) the following persons selected by the Cold Spring Group shall be nominated as directors of the Company: Mark M. Feldman, Robert LeBuhn, Reid Nagle and Paul S. Wolansky (the "1994 Meeting Designees"; collectively, the 1993 Meeting Designees and the 1994 Meeting Designees shall be referred to as the "Meeting Designees") or any of their successors pursuant to the provisions of Section 8 of this Agreement, and (iii) each member of the Cold Spring Group shall vote all shares in respect of which it or he has voting power in favor of the Company's other six (6) nominees for director.

     3. Ratification. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement are ratified and confirmed and shall continue in full force and effect. The Company and the Cold Spring Group agree that the Agreement, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with its terms.

     4. Reference to the Agreement. The Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement, as amended hereby, are hereby amended so that any reference in such agreements, documents and instruments to the Agreement shall mean a reference to the Agreement as amended hereby.

     5. Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

     6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware without reference to the conflict of laws principles thereof.

     IN WITNESS WHEREOF, this Amendment has been duly executed by each of the parties hereto through their respective authorized representatives, as of the day and year first above written.

                                   LOMAS FINANCIAL CORPORATION


                                   By: /S/JESS HAY
                                       ------------------------------------
                                       Name:   Jess Hay
                                       Title:  Chairman and Chief
                                                 Executive Officer




                                   THE COLD SPRING GROUP:

                                   COLD SPRING ASSOCIATES, L.P.

                                   By: Cold Spring Management, Inc.
                                         General Partner

                                       By:  /S/MARK M. FELDMAN
                                           --------------------------------
                                           Name:  Mark M. Feldman
                                           Title: President

                                   GREEN POND ASSOCIATES, L.P.

                                       By: Green Pond Management, Inc.
                                             General Partner

                                       By: /S/MARK M. FELDMAN
                                           --------------------------------
                                           Name:  Mark M. Feldman
                                           Title: President

                                   RIVER ROAD INTERNATIONAL, L.P.

                                   By: River Road Capital Management
                                         General Partner

                                       By: /S/S. DONALD SUSSMAN
                                           --------------------------------
                                           S. Donald Sussman, General Partner

                                   By: River Road Partners
                                         General Partner

                                       By: /S/S. DONALD SUSSMAN
                                           --------------------------------
                                           S. Donald Sussman, General Partner

                                   PALOMA SECURITIES, L.P.

                                   By: /S/ROBERT JONES
                                       ------------------------------------
                                       Robert Jones, General Partner

                                   By: Paloma Partners Management
                                       Company, General Partner

                                       By:  /S/S. DONALD SUSSMAN
                                           --------------------------------
                                           S. Donald Sussman, President

                                           S. DONALD SUSSMAN

                                           /S/S. DONALD SUSSMAN
                                           --------------------------------


                                           MARK M. FELDMAN

                                           /S/MARK M. FELDMAN
                                           --------------------------------


                                           PAUL WOLANSKY

                                           /S/PAUL WOLANSKY
                                           --------------------------------